Summary Prospectus – August 26, 2015

Schroder Emerging Markets Small Cap Fund

Class/Ticker: Investor Shares/SMLNX, R6 Shares/SMLRX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated August 26, 2015, as supplemented or revised.

Investment Objective:

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	None	None
Other Expenses	0.77%	0.92%
Total Annual Fund Operating Expenses	2.02%	2.17%
Less: Fee Waiver and/or Expense Reimbursement(1)	(0.52)%	(0.52)%
Net Annual Fund Operating Expenses	1.50%	1.65%

(1)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.50% of the R6 Shares' average daily net assets, and for the Fund's Investor Shares, exceed 1.65% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$153	$557
Investor Shares (whether or not shares are redeemed)	$168	$603

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Prior to the date of this Prospectus, the Fund had not yet commenced operations. Accordingly, information on the Fund's portfolio turnover rate is not available.

Schroder Emerging Markets Small Cap Fund  Summary Prospectus

Principal Investment Strategies.

The Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of small cap emerging markets companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented in the MSCI Emerging Markets Small Cap Index (the "Index") or in any other widely-recognized index of emerging market securities. The Index includes stocks of issuers in 23 countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may in the future expand that universe of emerging market countries in light of economic, market, and financial developments. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital appreciation. Although the Fund will typically seek to allocate its investments among a number of different emerging market countries, there is no percentage limit on the Fund's investments in any one emerging market country or geographic region. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund's sub-adviser currently considers a company to be a small cap company if, at the time of purchase, its market capitalization would be among the smallest 30% of emerging market companies. Solely for purposes of determining this 30% threshold, the Fund's subadviser shall reference the market capitalization of companies included in the MSCI Emerging Markets Investable Market Index or in any other widely-recognized index of emerging market securities. In selecting companies for investment by the Fund, the sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund's sub-adviser also considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund will normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies the Fund's sub-adviser considers to be "emerging market" small cap companies at the time of investment.

The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, index-linked warrants, and securities issued in initial public offerings ("IPOs"). The Fund may invest in participatory notes, sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities. The Fund may invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) ("ETFs"). An investment in a closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of small cap emerging market issuers, or other funds with comparable investment policies, will be treated as an investment in equity securities of small cap emerging market issuers for purposes of determining the Fund's compliance with the 80% test described above (including in cases where the other fund's criteria for determining whether a company is a small cap emerging market company are not identical to those of the Fund).

Although the Fund does not intend to invest significantly in derivative instruments, it may use structured notes, equity-linked notes, swap transactions, index futures, and other derivatives instruments in pursuing its principal strategy. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the sub-adviser, to investments in emerging market small cap securities may be counted toward satisfaction of the 80% policy described above. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks.

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on

Schroder Emerging Markets Small Cap Fund  Summary Prospectus

particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Small Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information:

The Fund has not yet commenced operations and does not yet have a calendar year of investment performance.

Schroder Emerging Markets Small Cap Fund  Summary Prospectus

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –

Allan Conway, Head of Emerging Market Equities, has managed the Fund since its inception in 2015.

Matthew Dobbs, Head of Global Small Cap, has managed the Fund since its inception in 2015.

James Gotto, Portfolio Manager, has managed the Fund since its inception in 2015.

Richard Sennitt, Portfolio Manager, has managed the Fund since its inception 2015.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information:

The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

SUM-PRO-EMSC